UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

November 4, 2010

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2010, the Board of Directors (the “Board”) of Arch Capital Group Ltd. (“ACGL”) elected Eric W. Doppstadt, Yiorgos Lillikas and Brian S. Posner to the Board.

The Board determined that each of these directors is independent in accordance with the director independence standards set forth in Rule 5600 of the rules of The NASDAQ Stock Market LLC.  There are no arrangements or understandings between any of these individuals and any other person pursuant to which any of them was selected to serve as a director.  No information called for by Item 404(a) of Regulation S-K is required to be disclosed herein.

Such new directors were appointed to the classes and committees of the Board indicated below:

Name	Class*	Committee of the Board
Eric W. Doppstadt	Class II	Finance and Investment
Yiorgos Lillikas	Class III	Underwriting Oversight
Brian S. Posner	Class I	Audit; Finance and Investment

*              The terms for the Class I, Class II and Class III directors expire in 2011, 2012 and 2013, respectively.

In addition, Sean D. Carney resigned from the Board, effective November 4, 2010.

On November 4, 2010, ACGL issued a press release announcing the matters described herein.  A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01                                  Other Events.

Preferred Share Dividends.  On November 4, 2010, the Board of ACGL declared dividends with respect to the outstanding (1) 8,000,000 shares of its 8.00% Non-Cumulative Preferred Shares, Series A, $0.01 per share (the “Series A Shares”), with a liquidation preference of $25.00 per share, and (2) 5,000,000 shares of its 7.875% Non-Cumulative Preferred Shares, Series B, $0.01 per share (the “Series B Shares”), with a liquidation preference of $25.00 per share, as outlined below.  All such dividends will be payable out of lawfully available funds for the payment of dividends under Bermuda law on February 15, 2011 to holders of record of the Series

A Shares and the Series B Shares, as applicable, as of February 1, 2011, unless determined otherwise by the Board or the Executive Committee of the Board on or prior to the applicable effective date.

Series	Effective Date for Declaration	Dividend Period	Dividend Amount	Rate Per Share
Series A	12/31/10	11/15/10-12/31/10	$2,044,444	$0.2556
	2/14/11	1/1/11-2/14/11	1,955,556	0.2444
			$4,000,000	$0.50

Series B	12/31/10	11/15/10-12/31/10	$1,257,813	$0.2516
	2/14/11	1/1/11-2/14/11	1,203,125	0.2406
			$2,460,938	$0.4922

ITEM 9.01                                  Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated November 4, 2010 announcing the matters described in Item 5.02.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: November 10, 2010	By:	/s/ Marc Grandisson
		Name:	Marc Grandisson
		Title:	Chairman and Chief Executive
Officer of Arch Worldwide
Reinsurance Group

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated November 4, 2010 announcing the matters described in Item 5.02.